                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of April, 2015.

/s/ Kimberly A. Berwanger
----------------------------
Kimberly A. Berwanger

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Peter M. Carlson
        Director, Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Director, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Peter M. Carlson
-----------------------
Peter M. Carlson

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Christine M. DeBiase
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Christine M. DeBiase, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2015.

/s/ Christine M. DeBiase
---------------------------
Christine M. DeBiase

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Meghan S. Doscher
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Meghan S. Doscher, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Meghan S. Doscher
------------------------
Meghan S. Doscher

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2015.

/s/ Elizabeth M. Forget
--------------------------
Elizabeth M. Forget

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Jeffrey P. Halperin
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey P. Halperin, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Jeffrey P. Halperin
--------------------------
Jeffrey P. Halperin

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Paul A, LaPiana
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. LaPiana, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Paul A. LaPiana
----------------------
Paul A. LaPiana

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2015.

/s/ Gene L. Lunman
---------------------
Gene L. Lunman

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  Anne Belden
                            Vice President - Finance

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Belden, Vice President - Finance of General American Life Insurance Company, a Missouri company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by General American Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   o  General American Separate Account Two
      File No. 002-39272 Individual Variable Annuity,
   o  General American Separate Account Eleven
      File No. 033-10146 Flexible Premium VUL 95,
      File No. 033-48550 Variable General Select Plus and Russell Select VUL, File No. 033-84104 Flexible Premium VUL100,
      File No. 333-53477 Flexible Premium VUL 98/00,
      File No. 333-53673 Joint and Last Survivor VUL 98,
      File No. 333-64216 Executive Benefit,
      File No. 333-73672 American Vision Series VUL 2002,
      File No. 333-83625 Destiny,
   o  General American Separate Account Twenty-Eight
      File No. 033-54772 Variable Annuity,
   o  General American Separate Account Twenty-Nine
      File No. 033-54774 Variable Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2015.

/s/ Anne Belden
------------------
Anne Belden